EXHIBIT 4.1



  Number                YzApp International Inc.                       Shares
------------                                                       -------------
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
           50,000,000 SHARES COMMON STOCK AUTHORIZED,$0.001 PAR VALUE
-----------                                                        -------------

                                                             See reverse for
                                                         certificate definitions
                                                         -----------------------
This Certifies That                                      |CUSIP 988743 10 0    |
                                                         -----------------------

Is The Owner Of


      FULLY PAID AND NON-ASSESSBLE SHARES OF COMMON STOCK, $.001 PAR VALUE

                            YzApp International Inc.


      transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
         Certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada and
    Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless conuntersigned by the Transfer Agent.
   WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.



Dated:                                        Countersigned:
                                              PACIFIC STOCK TRANSFER, INC.
                                              500 E Warm Springs Road, Suite 240
                                              Las Vegas, NV  89119

                                               By:  ________________________
                                                    Transfer Agent Registrar
                                                    Authorized Officer
                          -----------------------------
                          | YzApp International Inc.  |
                          |      CORPORATE SEAL       |
                          |                           |
                          |         NEVADA            |
                          -----------------------------
       Secretary                                              President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT -      Custodian for
                                                     ------              -------
TEN ENT - as tenants by the entireties               (Cust)              (Minor)
                                                   under Uniform Gifts to Minors
JT TEN - as joint tenants with right of
         survivorship and not as tenants           Act of ______________________
         in common                                              (State)



     Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto


______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________________________________________________________

______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: ___________  20 _________

SIGNATURE GUARANTEED:                 X_______________________________________

                                      X _______________________________________

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Bank, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.